Investor Presentation (NASDAQ: DCTH) February 2015 Exhibit 99.1

2 DELCATH SYSTEMS, INC
Forward-looking Statements
This presentation contains forward-looking statements, within the meaning of the federal securities laws, related to future events and future financial performance which include statements about our expectations, beliefs, plans, objectives, intentions, goals, strategies, assumptions and other statements that are not historical facts. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions, which could cause actual results to differ materially from expected results, performance or achievements expressed or implied by statements made herein. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons, including, but not limited to, uncertainties relating to: the timing and results of future clinical trials including without limitation the OM, HCC, ICC, and mCRC trials in the Company’s Clinical Development Program, clinical adoption, use and resulting sales, if any, for the CHEMOSAT system in Europe, our ability to obtain reimbursement for the
CHEMOSAT system in various markets including without limitation Germany and the United Kingdom, our ability to successfully commercialize the Melphalan/HDS system and the potential of the Melphalan/HDS system as a treatment for patients with primary and metastatic disease in the liver, the Company's ability to satisfy the requirements of the FDA's
Complete Response Letter relating to the ocular melanoma indication and the timing of the same, approval of the
Melphalan/HDS system by the US FDA, submission and acceptance of the phase 3 trial publication, approval of the current or future Melphalan/HDS system for delivery and filtration of melphalan or other chemotherapeutic agents for various indications in the US and/or in foreign markets, actions by the FDA or other foreign regulatory agencies, our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets and the timing and revenue, if any, of the same, uncertainties relating to the timing and results of research and development projects, and uncertainties regarding our ability to obtain financial and other resources for any clinical trials, research, development, and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission including the section entitled ‘‘Risk Factors’’ in our most recent Annual Report on Form 10-K and our Reports on Form 10-Q and Form 8-K.

3 DELCATH SYSTEMS, INC
Delcath at a Glance
• A late-stage clinical company with early commercial activity in Europe
• CHEMOSAT is approved as a medical device (CE Mark) in Europe;
investigational new combination product in U.S. for treating cancers of the liver
• Focused clinical development program initially pursuing orphan indications in metastatic ocular melanoma and primary liver cancer
• Based in New York with European operations in Galway, Ireland
• Traded on NASDAQ under symbol DCTH
• More than $23 million in cash at 9/30/2014
Seeking to Make a Clinically Meaningful Difference For Cancer Patients With Liver Dominant Disease

4 DELCATH SYSTEMS, INC
Investment Highlights
We Believe We are Positioned to Capitalize on Large, Compelling Market Opportunity
Large market opportunity
-
cancers of the liver remain a multi-billion dollar
unmet medical need
Unique, highly differentiated solution
–
orphan designations create barriers to
competitive entry
Late-stage, asset
-
demonstrated clinically meaningful efficacy in over 550
procedures and multiple tumor types
Compelling emerging data
–
demonstrated early success in multiple tumor
types
Imminent valuation milestones
-
2015 value drivers include publications,
reimbursement & clinical data
Attractive business model
-
initial orphan focus and anticipated high gross
margins form basis of profitable long-term model
Experienced management team
-
now aligned with requirements of clinically
driven pharmaceutical industry

5 DELCATH SYSTEMS, INC
2014-2015 Milestones
Executing on Multiple Fronts to Create Value
2014 Accomplishments
o
Phase 2 HCC trial open and first patient treated
o
100
th
patient treated in Europe (commercial and clinical)
o
Positive efficacy data from three institutions presented at ESSO 2014
o
Q3 sales increased 201% Y/Y to $217K
o
Cash burn reduced by almost 60% Y/Y through September
1H-2015
o
Submit Phase 3 metastatic melanoma publication
o
EU Registry open for enrollment
o
ICC cohort open for enrollment
o
NUB reimbursement decision in Germany — Value 4 awarded for 2015
2H-2015
o
Interim analysis on HCC patients
o
Initiation of phase 3 ocular melanoma program

6 DELCATH SYSTEMS, INC
The Liver:  A Life Limiting Organ
• Cancers of the liver remain a major unmet medical need
globally
o
Large global patient population – approximately 1.2 million* patients diagnosed annually with primary or metastatic liver cancer
o
The liver is often the life limiting organ for cancer patients and one of the leading causes of cancer death
o
Prognosis after liver involvement is poor – overall survival generally less than 12 months
• CHEMOSAT/Melphalan/HDS is a proprietary product uniquely
positioned to potentially treat the entire liver as a standalone or complementary therapy
* SOURCE – 2008 GLOBOCAN
Effective Liver Cancer Treatment Remains a Major Unmet Medical Need

7 DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Landscape
Existing Liver Cancer Treatments Have Limitations
Treatment Advantages Disadvantages
Systemic
– Non-invasive
– Repeatable
– Systemic toxicities
– Limited efficacy in liver
Regional
(e.g., Isolated Hepatic Perfusion)
– Therapeutic effect
– Targeted
– Invasive/limited repeatability
– Multiple treatments are
required but not possible
Focal
(e.g. surgery, radioembolization,
chemoembolization, radio
frequency ablation)
– Partial removal or
treatment of tumors
– Only 10% to 20% resectable
– Invasive and/or limited
repeatability
– Treatment is limited by tumor
size, number of lesions and
location
– Tumor revascularization
– Cannot treat diffuse disease

8 DELCATH SYSTEMS, INC
Concentrating the Power of Chemotherapy for Disease Control in the Liver
Our Solution – Whole Organ-Focus Disease Control
• Our proprietary system isolates the liver circulation, delivers a substantially higher concentration of chemotherapy (melphalan)
to the liver and filters most of the chemotherapy out of the blood prior to returning it to the patient
• The procedure typically takes approximately 2-3 hours to
complete and involves a team including the interventional
radiologist and perfusionist
• We believe more than 180 treatments with improved device
and procedure in US and EU provides confidence safety can
be validated in a controlled setting

9 DELCATH SYSTEMS, INC
The Melphalan Hepatic Delivery System (HDS)
• Device designed to administer high dose chemotherapy to the liver while reducing systemic exposure
• Marketed as Delcath Hepatic CHEMOSAT
®
Delivery System (device only) in EU
• Investigational drug/device combination product regulated as a drug in the US
Liver Isolated Via Double Balloon
Catheter In IVC
Melphalan Infused Directly Into Liver
Via Catheter In Hepatic Artery
Blood Exiting The Liver Filtered By
Proprietary Extra-corporeal Filters
More Than 240 Patients Treated To Date

10 DELCATH SYSTEMS, INC
Melphalan Dosing & Background
• Well understood, dose dependent, tumor preferential, alkylating cytotoxic agent that demonstrates little to no hepatic toxicity
• Dose administered directly to liver is substantially higher than that of systemic IV chemotherapy
Type Dosing (mg/kg)
Multiple Myeloma (label) 0.25
Chemoembolization 0.62
Surgical Isolated Hepatic Perfusion (IHP) 1.50
Myeloablation 2.50-3.50
Chemosaturation (PHP) 3.00
An Established Drug for Liver Cancer Therapy

| Authors | Technique | N | Tumor | Drug(s) | ORR, % | Median OS, months |
|---|---|---|---|---|---|---|
| Grover et al. 2004 | IHP | 13 | NET | Melphalan ± TNF | 50 | 48 |
| Noter et al. 2004 | IHP | 8 | Ocular melanoma | Melphalan | 50 | 10 |
| Alexander et al. 2000 | IHP | 22 | Ocular melanoma | Melphalan ± TNF | 62 | 11 |
| Alexander et al. 2003 | IHP | 29 | Ocular melanoma | Melphalan | 62 | 12 |
| Alexander et al. 2009 | IHP | 120 | Colorectal | Melphalan ± TNF, TNF | 61 | 17 |
| van Iersel et al. 2008 | IHP | 154 | Colorectal | Melphalan | 50 | 25 |
| van Iersel et al. 2010 | IHP | 99 | Colorectal | Melphalan | – | 25 |
| Verhoef et al. 2008 | PHP | 24 | Various | Melphalan | 62 | – |

11 DELCATH SYSTEMS, INC
The Evidence for Melphalan
• Melphalan, an established chemotherapy agent, is proven
active at high doses with broad antitumor activity
1. Grover AC, et al. Surgery 2004;136:1176-82
2. Noter SL, et al. Melanoma Res 2004;14:67-72
3. Alexander HR Jr, et al. Clin Cancer Res 2000;6:3062-70
4. Alexander HR Jr, et al. Clin Cancer Res 2003;9:6343-9
5. Alexander HR Jr, et al. Ann Surg Oncol 2009;16:1852-9
6. Van Iersel LB, et al. Ann Oncol 2008;19:1127-34
7. Van Iersel LB, et al. Ann Oncol 2010;21:1662-7
8. Verhoef C, et al. Ann Surg Oncol 15:1367-74

12 DELCATH SYSTEMS, INC
Potential Applications
Unresectable
Hepatocellular
Carcinoma (HCC)
Ocular Melanoma
(OM) Liver
Metastases
Intra-hepatic
Cholangiocarcinoma (ICC)
Colorectal Cancer Liver
Metastases (mCRC)
Multiple Opportunities Yields Potential Multi-Billion Dollar Global Market

13 DELCATH SYSTEMS, INC
Total Available EU & US Market Opportunity
Effective Liver Cancer Treatment Remains a Major Unmet Medical Need
Notes:
1) Source: Globocan, American Cancer Society
2) Source: LEK, Booz/PwC, Company estimates
3 ) Assumes an average of two treatments per patient
Cancer Type
Annual
Incidence
Eligible Pts
Revenue per
Patient
Annual Potential
Market Opportunity
(millions)

Ocular Melanoma (OM) 5,700-8,600 2,600-4,300 $40,000-$50,000 $104-$215
Cholangio Carcinoma (ICC) 11,500 6,500 $40,000-$50,000 $260-$330
Hepatocellular Carcinoma (HCC) 64,500  7,600-14,700 $40,000-$50,000 $304-$735
Colorectal (CRC) 411,000 40,000-55,000 $40,000-$50,000 $1,600-$2,750
Total EU and US 492,700-495,600 56,700-80,500 $2,268-$4,030
1
2
3

14 DELCATH SYSTEMS, INC
Clinically Differentiated Results
• Phase 1, 2 and 3 trials produced positive results in multiple histologies
• Melanoma Liver Mets
o
Positive Phase 3 results in hepatic metastatic melanoma
o
n=93 (90% ocular melanoma, 10% cutaneous melanoma)
• Neuroendocrine Tumor (NET) Liver Mets
o
mNET cohort in Phase 2 trial showed encouraging 42% objective response rate
(ORR) vs ~10% for approved targeted therapy
o
median overall survival of ~32 months on ITT basis
• Hepatocellular Carcinoma (HCC)
o
Positive signal with high-dose melphalan in HCC cohort of Phase 2 trial (5/8 patients)
is encouraging when approved systemic therapies have modest efficacy and challenges with tolerability
• Colorectal Cancer (CRC) Liver Mets
o
Data from surgical Isolated Hepatic Perfusion (IHP) with melphalan indicates strong potential in well-defined patient population with earlier stage CRC yielding ~50-60%
median response rate and median OS of 17.4-24.8 mos
Encouraging Initial Results on a Broad Range of Histologies

15 DELCATH SYSTEMS, INC
Clinical Development Program Overview
• Initiating global phase 3 trial mid-year in Ocular Melanoma
(OM) Liver Mets
• Establish Proof of Concept in Hepatocellular Carcinoma (HCC)
and Intrahepatic Cholangiocarcinoma (ICC)
o
Commenced Global Phase 2 Program in HCC in 2014
o
Expanding Program to include ICC Cohort in EU Trial
• Initiating EU Registry to collect efficacy and safety data in the commercial setting
• Supporting Investigator Initiated Trials (IITs) in HCC &
mCRC
Focused on Liver Dominant, Orphan Diseases With High Unmet Need

| Trials | Tumor | Objectives |
|---|---|---|
| Phase 3 Pivotal Trial | OM liver mets | ▪ Global Phase 3 trial to start mid 2015<br>▪ Primary endpoint: Overall Survival (OS)<br>▪ Believed to be fastest pathway to NDA approval in the US |
| Phase 2 Trial | HCC (unresectable confined to the liver) | ▪ Protocol 201 (US Only)<br>▪ Safety, efficacy of Melphalan/HDS treatment followed by sorafenib<br>  ▪ Evaluate ORR (mRECIST)<br>  ▪ Assess safety, PFS<br>  ▪ Characterize systemic exposure of melphalan<br>  ▪ Assess patient QoL |
| | | ▪ Protocol 202 (EU Only)<br>▪ Safety, efficacy of Melphalan/HDS treatment w/o sorafenib in patients with unresectable liver cancer<br>  ▪ Evaluate ORR (mRECIST)<br>  ▪ Assess safety, PFS<br>  ▪ Characterize systemic exposure of melphalan<br>  ▪ Assess patient QoL |
| Phase 2 Cohort | ICC (unresectable confined to the liver) | ▪ To be added to Protocol 202 HCC Trial<br>▪ ORR of Melphalan/HDS treatment in patients with intra-hepatic cholangiocarcinoma (ICC)<br>  ▪ Other measures as specified in the 202 EU protocol<br>  ▪ Signal seeking go/no-go decision by 1H-2016 |
| Investigator Initiated Trials (IITs) | mCRC | University of Leiden study; ~6 patients TX to date |
| | HCC | Johannes Wolfgang Goethe University Hospital (Frankfurt) study; different patient selection from 202 study; open for enrollment |
| EU Commercial Registry | EU Commercial Cases | ▪ Data collection on safety, QoL assessments<br>▪ Potential efficacy signals in additional tumor types<br>▪ Support reimbursement in key markets |

Clinical Development Program at a Glance

Leiden University (mCRC n=~30)
JWG (HCC n =~10)
Additional IITs as Opportunities Present

17 DELCATH SYSTEMS, INC
Clinical Development Program – Timeline
Legend
First Patient In
Last Patient In
Data Readout
Tumor Type
2014 2015 2016 2017
OM
(Phase 3 Pivotal Trial)
201 HCC
(US Phase 2)
202 HCC
(EU Phase 2)
Combined US, EU 31 patients
ICC Cohort
(to be added to 202 HCC;
n=11)
IITs
EU Commercial Registry

18 DELCATH SYSTEMS, INC
OM Rationale
• OM has high incidence of liver metastases
o
Up to 90% of patients with metastases will have liver involvement
o
Life expectancy of approximately 6 months
o
5,700 - 8,600 cases of OM liver metastases diagnosed in US and EU annually
• Clear efficacy signal seen in prior P3 trial of Melphalan/HDS
• Currently no standard of care
• Believed to be fastest pathway to NDA approval in the US
• Melphalan/HDS granted orphan drug status by FDA for treatment of patients with
OM
*Sources: ACS, SEER, NIH, OMF, KOL Interviews, 2014 3
rd
Party
Analysis
Proven Efficacy in Attractive Orphan Opportunity
5,700-8,600
Cases of Ocular
Melanoma
~50-55%
Metastasize
~90%
Show Liver Mets
~2,600 – 4,300
Eligible Patients
Limited TX Options
US/EU Market Size

5.3 mo
7.0
1.7
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
25
30

3.8 mo
5.4
1.6
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
25
30
35
40
45
50
55

19 DELCATH SYSTEMS, INC
Intent-to-Treat Analysis (June 2012)
5.3 mos improvement in hPFS
Hazard ratio = 0.50
(95% CI 0.31–0.80)
P=0.0029
Months
Proportion of patients surviving
Previous Ocular Melanoma Phase 3 Results
Hepatic Progression Free Survival (hPFS)
3.8 mos improvement in PFS
Hazard ratio = 0.42
(95% CI 0.27–0.64)
P<0.0001
Overall Progression Free Survival (Investigator)
Proportion of patients surviving
Intent-to-Treat Analysis (June 2012)
Clinically Meaningful Benefit Previously Demonstrated for Metastatic OM Patients
Chemosaturation (CS-PHP)
Best alternative care (BAC)
Chemosaturation (CS-PHP)
Best alternative care (BAC)
Months

20 DELCATH SYSTEMS, INC
ICC Rationale
• Significant Market Opportunity in US and EU
o
~15% of new HCC cases diagnosed annually
o
~90% of patients are not suitable for surgical resection
o
~20-30% candidates for focal interventions
o
Efficacy signals from early commercial uses in EU
• Unmet medical need – Delcath will pursue a melphalan orphan drug designation from the FDA for patients with ICC
*Sources: ACS, SEER, NIH, KOL Interviews, 2014 3
rd
Party Analysis
Encouraging Early Commercial Activity in Disease With Limited Treatment Options
76,000
HCC Diagnosis
~90%
Unresectable
~6,500
Eligible Patients
US/EU Market Size
~15%
Of  HCC
Cases
~20-30%
Focal
Interventions

21 DELCATH SYSTEMS, INC
HCC Rationale
• Significant opportunity in US and EU
o
HCC most common primary cancer of the liver
o
~76,000* cases diagnosed annually
• Large unmet medical need in first line therapy
o
Only one currently approved systemic therapy in US, EU, and certain
Asian markets
o
~90% of pts not candidates for surgical resection
o
20-30% of pts candidates for focal interventions
• Melphalan/HDS granted orphan drug status by FDA for treatment of patients with unresectable HCC
*Sources: WHO, KOL Interviews, 2014 3
rd
Party Analysis
Large, Deadly Disease in Need of Better Treatments
76,000
Cases of Primary Liver
Cancer
~80-90%
Unresectable
~20-30%
Child Pugh Class A
~7,600 – 14,700
Eligible Patients
~20-30%
Interventional
TX
US/EU Market Size
~90%
HCC

22 DELCATH SYSTEMS, INC
Prior FDA Experience
• New Drug Application (NDA) submitted August 2012 seeking
indication in OM liver metastases with prior filters and
procedure
• ODAC meeting in May 2013
o
Negative Vote
o
Complete FDA & Delcath ODAC briefing materials available at
www.delcath.com/clinical-research/clinical-bibliography/
• Complete Response Letter (CRL) Issued September 2013
• FDA requests include, but not limited to:
o
Well-controlled randomized trial(s) to establish the safety and efficacy using the to-be-marketed device configuration
o
Overall survival as the primary efficacy outcome measure
o
Demonstrate clinical benefits outweigh risks
FDA Learnings Provide Beneficial Clinical Study Roadmap

23 DELCATH SYSTEMS, INC
Risks Observed in Previous Clinical Program
• Risks observed with prior product and procedure protocol
• Integrated safety population of patients showed risks associated with
Melphalan/HDS to include:
o
4.1% incidence of deaths due to adverse reactions
o
4% incidence of stroke
o
2% reported incidence of myocardial infarction in the setting of an incomplete cardiac risk assessment
o
a 70% incidence of grade 4 bone marrow suppression with a median time of recovery of greater than 1 week
o
18% incidence of febrile neutropenia, along with the additive risk of hepatic injury, severe hemorrhage, and gastrointestinal perforation
• Deaths due to certain adverse reactions did not occur again during the clinical trials following the adoption of related protocol amendments
Treating Physicians in US and EU Report Improved Safety Profile

24 DELCATH SYSTEMS, INC
Safety Improvements Implemented
• New generation filter
o
improved filter efficiency and consistency
• Vasopressors and methylprednisolone
o
reduce cardiovascular risk
• Prophylactic transfusions and growth factors
o
reduce risk of myelosuppression
• Intra-arterial nitroglycerin
o
to prevent hepatic arterial spasm
• Liver tumor burden not to exceed >50%
o
to address risk of liver failure
Decisive Measures to Seek to Improve Safety Implemented

25 DELCATH SYSTEMS, INC
Positive Developments
• Improved device and procedure since prior trials
o
>180 treatments with improved device and procedure in US and EU
o
Many issues raised at ODAC have not been reported
• Current device/procedure permitting multiple treatment cycles
• Recent scientific presentations at ESSO for OM from 3 centers in
US and EU
o
University Southampton reported 63% positive response (47% had a partial response and 16% had a complete response)
o
Moffitt  reported 67% positive response (partial response and one complete response)
o
Leiden reported 80% positive response (partial response)
Patients Report Improved Quality of Life

26 DELCATH SYSTEMS, INC
European Commercialization
CHEMOSAT
®
Hepatic Delivery System
• Approved as Class IIb Medical Device; kit supplied
w/o melphalan
• Broad indication for intra-hepatic administration of
melphalan hydrochloride and subsequent filtration of
the venous blood return
• 150 commercial procedures performed in 15 leading
cancer centers in the EU
• Reimbursement via Individual Funding Requests;
NUB Value 4 Status in Germany
• UK Block Grants pending & private pay insurance

DISEASE (Commercial Treatments)
160
140
120
100
80
60
40
20
0
107
8
14
2
2
3
1
5
6
1
1
150
Ocular Mel
Cutaneous Mel
Cholangio Met
Breast Met
HCC
mNET
Anal Muc Mel
Pancreatic
CRC
Sarcoma
Gastric Met

TREATMENTS
200
150
100
50
0
99
150
43
8
PATIENTS TREATED
TOTAL TREATMENTS
PTs TREATED 2X
PTs TREATED 3X

27 DELCATH SYSTEMS, INC CHEMOSAT ® Commercial Treatments in Europe • Multiple Tumor Types Treated Since EU Launch Treatments/Re-treatments Increasing

28 DELCATH SYSTEMS, INC
Publications
Alexander, R., et al. Current Status of Percutaneous Hepatic Perfusion as Regional Treatment for
Patients with Unresectable Hepatic Metastases: A Review, American Oncology and Hematology
Review 2014: 15-23
Vogl, et al. Chemosaturation with Percutaneous Hepatic Perfusions of Melphalan for Hepatic
Metastases: Experience from Two European
Centers,
Fortschr Röntgestr 2014
• H. Schulze-Bergkamen et al. Unresectable Isolated Hepatic Metastases from Solid
Pseudopapillary Neoplasm of the Pancreas: A Case Report of Chemosaturation with High-Dose
Melphalan, Pancreatology 2014
Forster M., et al. Chemosaturation with Percutaneous Hepatic Perfusion for Unresectable
Metastatic Melanoma or Sarcoma to the Liver: A Single Institution Experience. Journal of Surgical
Oncology.
2013
Yamamoto M, Zager J. Isolated Hepatic Perfusion for Metastatic Melanoma. Journal of Surgical
Oncology. 2013
2014 ESSO Congress Presentations
Clinical Evidence and Awareness Continue to Build
A Single Institution Experience with Percutaneous Hepatic Perfusion for Unresectable Ocular
Melanoma and Sarcoma in the Liver --- Moffitt Cancer Center, U.S.; J. Zager
Percutaneous Hepatic Perfusion with Melphalan in Treating Unresectable Liver Metastases from
Colorectal Cancer and Uveal (Ocular) Melanoma – Leiden University Medical Centre (LUMC), The
Netherlands; N. de Leede
Initial United Kingdom Experience with Melphalan Percutaneous Hepatic Perfusion (PHP) For
Treatment of Inoperable Ocular Melanoma Metastases --- University Hospital Southampton, U.K; B.
Stedman

29 DELCATH SYSTEMS, INC
Cash & Capital Resources
Cash & Cash Equivalents $23.3 million at September 30, 2014
Debt None
ATM Program
1
$40 million available at September 30, 2014
Shares Outstanding
9.4 million (10.5 million fully diluted
3
) at
September 30, 2014
1) Subject to market conditions and certain limitations
2) Fully diluted includes approximate 0.2 million options and 0.9 million warrants
2014 Operating Cash Spend (Unaudited)
Q1 A Q2 A Q3 A Q4 Est. FY Est.
Quarterly Guidance $5-6M $5-6M $4-5M $4-5M $16.5-17.5M
Quarterly Act. $4.5M $4.0M $4.0M
Focused Spending and Resources to Support Execution of Near-term Plan

30 DELCATH SYSTEMS, INC
Summary
Melphalan Hydrochloride for Injection for use with the
Delcath Hepatic Delivery System (Melphalan/HDS)
• Cancers of the liver remain a large,
multi-billion dollar unmet medical
need
• Unique, highly differentiated solution
• Late-stage asset
• Compelling emerging data
• Imminent Valuation milestones
• Attractive orphan drug business
model
• Experienced pharmaceutical
management team executing a
data-driven plan

31 DELCATH SYSTEMS, INC © 2014 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED Delcath and CHEMOSAT are registered trademarks of Delcath Systems, Inc.